PRUDENTIAL INVESTMENT PORTFOLIOS 12

Prudential Global Real Estate Fund (the Fund)

Supplement dated September 21, 2015 to the Fund’s

Statement of Additional Information (the SAI), Dated May 29, 2015

This supplement amends and supersedes any contrary information contained within the Fund’s SAI and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and SAI, as applicable, and retain it for future reference.

A.	The following language replaces the language in Item 2 of the Fund’s non-fundamental investment restrictions under the “Investment Restrictions” section of the SAI:

The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated Prudential mutual funds may invest.

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